WHITEHALL FUNDS
                                     TRUST

                                 ANNUAL REPORT
                               November 30, 2002

[LOGO OMITTED - W-1923]

WHITEHALL GROWTH FUND
WHITEHALL GROWTH AND INCOME FUND
WHITEHALL HIGH YIELD FUND
WHITEHALL INCOME FUND


WHITEHALL ASSET MANAGEMENT, INC.

                              WHITEHALL FUNDS TRUST

--------------------------------------------------------------------------------
Fellow Shareholders:

We are pleased to submit this Annual Report of the Whitehall Funds Trust for the fiscal year ended November 30, 2002.

During the calendar fourth quarter, the stock market moved higher reflecting investors' belief that the U.S. economy is recovering, albeit slowly, and the outlook for corporate earnings is improving. For the calendar quarter, the S&P 500 stock index and the Dow Jones Industrial Average rose 8% and 10%, respectively, while the NASDAQ Composite Index posted a gain of 14%. Although higher for the quarter, major stock indices declined for the year. Investors were buffeted by a weak economy, disappointing earnings reports, and a succession of corporate management and accounting scandals. International geopolitical tensions and higher oil prices also weighed on the stock market. For the full calendar year, the S&P 500 declined 22%, while the Dow Jones Industrial Average and NASDAQ dropped 17% and 32%, respectively. The S&P 500 has declined over 40% since the end of 1999, marking its biggest three-year loss since 1930-32.

In the fixed income markets, prices remained in a trading range during the fourth quarter. The yield on the 10-year U.S. Treasury note vacillated between 3.6% and 4.2% as investors' perceptions regarding the pace of the economic recovery ebbed and flowed. At the year-end, the 10-year Treasury note yielded 3.8%, the same as at the beginning of the quarter.

THE ECONOMY

The pace of the U.S. economy began to pick up during the third quarter, with GDP growing at a 4.0% annualized rate versus a 1.3% rate of increase in the second quarter. Strong consumer spending, particularly in the auto sector, led third quarter growth. In the fourth quarter however, economic activity appears to have again stalled. The current economic consensus estimates an annualized growth rate of 1.6% in the year's final quarter, reflecting a slowdown in consumer spending and ongoing weakness in manufacturing and capital investment activity.

While consumer spending remains positive, it has slowed from a 4.1% rate of growth in the third quarter to about half that rate in the fourth quarter. Industrial production and capital investment have improved in recent months off very low base levels of activity, but remain weak. The current economic climate is characterized by low nominal GDP growth and well-controlled inflation. In such an environment, corporations are faced with limited pricing power and constraints on top line growth.

In such an environment, corporate managers have focused on improving productivity in order to meet profit objectives. Strong productivity gains - the third quarter's annualized 5.1% rise was the highest in over twenty years - have bolstered economic output and corporate profitability, but at the expense of reducing or holding back job growth as payroll expenses have been kept tightly contained. In addition to productivity improvements, economic activity has benefited from the lowest interest rates in forty years, but excess capacity in many industries and low capacity utilization have dampened their stimulative effect.

THE OUTLOOK

As the economy expands, most likely at a moderate rate, and as productivity gains continue, corporate earnings should continue to grow, thereby setting the stage for a more constructive stock market. We would reiterate our view that equity returns on the order of mid to high single digits would represent our most likely case. Some would make the case that the stock market is meaningfully undervalued at 17 times projected

--------------------------------------------------------------------------------
2003 earnings given today's low interest rate and inflation environment. We believe the stock market to be about fairly valued given the overhang of terrorism and threat of war and the rebuilding process required to restore investors' faith in Wall Street and corporate management.

In 2003, the economy should benefit from the passage of a fiscal stimulus program. President Bush recently proposed a $670 billion economic stimulus plan, which includes the elimination of taxes on dividends. However, Congressional debate about the merits of the package and concern about the Federal budget deficit may limit the scope of any such plan. The positive effect of any economic stimulus package might also be dampened by higher oil prices which are currently over $30 per barrel, reflecting tensions with Iraq and a national strike in Venezuela. Also, the threat of war and terrorist activities will remain a cloud over the economy and financial markets for the foreseeable future.

On balance, we believe the economy will continue to slowly recover and that respectable earnings gains lie ahead. Our focus on investing in quality companies with proven track records will not change. We are positioned well in areas which, in our view, offer the best long-term growth prospects and we believe that with time and some positive news on the earnings front, the stock market will improve.

ORGANIZATIONAL NEWS

The announced sale of the Fund's Adviser to the Atlantic Trust division of AMVESCAP is proceeding. Fund Shareholders will vote on relevant aspects of the transaction at a Special Meeting on January 27, 2003. The acquisition of Whitehall Asset Management by AMVESCAP should be completed on January 31, 2003.

Following the sale, the name of the Funds will change to Atlantic Whitehall Funds Trust and the name of the Adviser will change to Atlantic Trust Advisers, Inc.

CONCLUSION

As you review the performance of each of our Funds on the following pages, you will see that while the past two years have been very difficult, our long-term shareholders have been well served. Although our long-term outlook remains optimistic, we continue to invest with caution, mindful of our dual mandate, which is to grow AND PRESERVE our investors' wealth by making investments which do not expose them to undue levels of risk.

Respectfully submitted,

/S/ MARC KELLER

Marc Keller
Chief Executive Officer
January 8, 2003

MANAGEMENT'S DISCUSSION
WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------
WHITEHALL GROWTH FUND

A $10,000 investment in the Whitehall Growth Fund, made on the inception date, would have increased to $25,375 (as of November 30, 2002). The graph below shows how this compares to our benchmark over the same period. Total return for the Fund was (20.62)% for the year ended November 30, 2002.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, which reflects the performance of the U.S. Stock Market as a whole. The index is unmanaged and does not incur the fees associated with a mutual fund, such as investment management and fund administration fees. The performance of the Whitehall Growth Fund is net of all fees.


                                [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

          WHITEHALL    STANDARD & POOR'S
         GROWTH FUND    500 STOCK INDEX
02/01/95   $10,000          $10,000
12/31/95   $13,135          $13,406
12/31/96   $15,845          $16,481
12/31/97   $20,585          $21,979
12/31/98   $25,708          $28,266
12/31/99   $36,644          $34,212
12/31/00   $35,880          $31,096
12/31/00   $31,217          $27,683
11/30/02   $25,375          $22,683

--------------------------------------------------------------------------------
                              WHITEHALL GROWTH FUND
                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF NOVEMBER 30, 2002*
--------------------------------------------------------------------------------
                                                   SINCE INCEPTION
                     1 YEAR            5 YEAR         (2/1/95)
--------------------------------------------------------------------------------
                    (20.62)%            4.72%          12.63%
--------------------------------------------------------------------------------

* Without certain fee waivers, returns would have been lower.

Past performance is not predictive of future results. At any time, the investment return and net asset value will fluctuate, so that an investor's shares may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

MANAGEMENT'S DISCUSSION
WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------
WHITEHALL GROWTH AND INCOME FUND

A $10,000 investment in the Whitehall Growth and Income Fund, made on the inception date would have increased to $20,006 (as of November 30, 2002). The graph below shows how this compares to our benchmark over the same period. Total return for the Fund was (12.07)% for the year ended November 30, 2002.

The Fund's performance is compared to a blended index comprised of 60% S&P 500 Stock Index (the "S&P500") and 40% Lehman Aggregate Bond Index. The S&P 500 reflects the performance of the U.S Stock Market as a whole. The Lehman Aggregate Bond Index reflects the performance of investment-grade fixed income debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least 1 year. The indices are unmanaged and do not incur the fees associated with a mutual fund, such as investment management and fund administration fees. The performance of the Whitehall Growth and Income Fund is net of all fees.

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                            60% S&P 500/
         WHITEHALL GROWTH             LEHMAN AGGREGATE   40% LEHMAN AGGREGATE
         AND INCOME FUND    S&P 500      BOND INDEX           BOND INDEX
02/01/95     $10,000        $10,000        $10,000              $10,000
12/31/95     $12,222        $13,406        $11,618              $12,691
12/31/96     $13,721        $16,481        $12,040              $14,623
12/31/97     $16,048        $21,979        $13,202              $18,113
12/31/98     $18,922        $28,266        $14,349              $21,850
12/31/99     $22,093        $34,212        $14,231              $24,535
12/31/00     $23,087        $31,096        $15,886              $24,336
12/31/01     $22,449        $27,404        $17,227              $23,443
11/31/02     $20,006        $22,683        $18,609              $21,771

--------------------------------------------------------------------------------
                        WHITEHALL GROWTH AND INCOME FUND
                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF NOVEMBER 30, 2002*
--------------------------------------------------------------------------------
                                                   SINCE INCEPTION
                     1 YEAR            5 YEAR         (2/1/95)
--------------------------------------------------------------------------------
                    (12.07)%            4.82%           9.26%
--------------------------------------------------------------------------------

* Without certain fee waivers, returns would have been lower.

Past performance is not predictive of future results. At any time, the investment return and net asset value will fluctuate, so that an investor's shares may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

MANAGEMENT'S DISCUSSION
WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------
WHITEHALL HIGH YIELD FUND

A $10,000 investment in the Whitehall High Yield Fund, made on the inception date would have increased to $10,137 (as of November 30, 2002). The graph below shows how this compares to our benchmark over the same period. Total return for the Fund was 0.81% for the year ended November 30, 2002.

The Fund's performance is compared to the Salomon High Yield Bond Index. The index includes cash-pay, deferred interest and Rule 144A bonds. The bonds must have a remaining maturity of at least one year, a minimum amount outstanding of $100 million and a speculative-grade rating by both Moody's Investor Services and Standard &Poor's. The index is unmanaged and does not incur the fees associated with a mutual fund, such as investment management and fund administration fees. The performance of the Whitehall High Yield Fund is net of all fees.


                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

              WHITEHALL         SALOMON HIGH
           HIGH YIELD FUND    YIELD BOND INDEX
04/02/01       $10,000            $10,000
06/30/01        $9,781             $9,736
09/30/07        $9,365             $9,331
12/31/01        $9,940             $9,941
03/31/02       $10,007            $10,138
06/30/02        $9,603             $9,279
09/30/02        $9,477             $9,016
11/30/02       $10,137             $9,673

--------------------------------------------------------------------------------
                            WHITEHALL HIGH YIELD FUND
                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF NOVEMBER 30, 2002*
--------------------------------------------------------------------------------
                                                   SINCE INCEPTION
                     1 YEAR            3 YEAR         (4/2/01)
--------------------------------------------------------------------------------
                      0.81%              N/A            0.82%
--------------------------------------------------------------------------------

* Without certain fee waivers, returns would have been lower.

Past performance is not predictive of future results. At any time, the investment return and net asset value will fluctuate, so that an investor's shares may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

MANAGEMENT'S DISCUSSION
WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------
WHITEHALL INCOME FUND

A $10,000 investment in the Whitehall Income Fund, made on the inception date would have increased to $16,140 (as of November 30, 2002). The graph below shows how this compares to our benchmark over the same period. Total return for the Fund was 5.03% for the year ended November 30, 2002.

The Fund's performance is compared to the Lehman Aggregate Bond Index. The Lehman Aggregate Bond Index reflects the performance of investment-grade fixed income debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year. The index is unmanaged and does not incur the fees associated with a mutual fund, such as investment management and fund administration fees. The performance of the Whitehall Income Fund is net of all fees.


                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

          WHITEHALL    LEHMAN AGGREGATE
         INCOME FUND      BOND INDEX
02/01/95   $10,000          $10,000
12/31/95   $11,359          $11,618
12/31/96   $11,612          $12,040
12/31/97   $12,646          $13,202
12/31/98   $13,752          $14,349
12/31/99   $13,381          $14,231
12/31/00   $14,071          $15,886
12/31/01   $15,209          $17,227
11/30/02   $16,140          $18,609

--------------------------------------------------------------------------------
                              WHITEHALL INCOME FUND
                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF NOVEMBER 30, 2002*
--------------------------------------------------------------------------------
                                                   SINCE INCEPTION
                     1 YEAR            5 YEAR         (2/1/95)
--------------------------------------------------------------------------------
                      5.03%             5.16%           6.31%
--------------------------------------------------------------------------------

* Without certain fee waivers, returns would have been lower.

Past performance is not predictive of future results. At any time, the investment return and net asset value will fluctuate, so that an investor's shares may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

WHITEHALL FUNDS TRUST
GROWTH FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2002
--------------------------------------------------------------------------------

  SHARES                                          VALUE
  ------                                          -----

 COMMON STOCKS - 86.65%
              BANKING - 3.24%
   105,000    Wells Fargo & Co.............   $  4,852,050
                                              ------------
              COMPUTERS - 2.42%
   500,000    EMC Corp./Mass.*.............      3,625,000
                                              ------------
              DIVERSIFIED MANUFACTURING - 1.99%
   110,000    General Electric Co..........      2,981,000
                                              ------------
              ENTERTAINMENT - 8.98%
   220,000    Fox Entertainment Group,
              Inc., Class A* ..............      5,865,200
    60,000    Viacom, Inc., Class A*.......      2,820,000
   240,000    Walt Disney Co. (The)........      4,756,800
                                              ------------
                                                13,442,000
                                              ------------
              HEALTH CARE - 5.96%
   140,000    Baxter International, Inc....      4,478,600
    72,125    Cardinal Health, Inc.........      4,438,572
                                              ------------
                                                 8,917,172
                                              ------------
              HOUSEHOLD PRODUCTS - 2.06%
    60,000    Colgate-Palmolive Co.........      3,083,400
                                              ------------
              INSURANCE - 3.47%
    79,750    American International
              Group, Inc. .................      5,195,712
                                              ------------
              MULTIMEDIA - 9.33%
   250,750    AOL Time Warner, Inc.*.......      4,104,778
   220,000    Comcast Corp., Class A*......      5,016,000
   457,600    Liberty Media Corp.*.........      4,832,256
                                              ------------
                                                13,953,034
                                              ------------
              OIL AND GAS - 2.95%
    78,606    Exxon Mobil Corp.............      2,735,489
    80,000    Halliburton Co...............      1,680,000
                                              ------------
                                                 4,415,489
                                              ------------
              PHARMACEUTICALS - 9.80%
    94,300    Amgen, Inc.*.................      4,450,960
    65,000    Bristol-Myers Squibb Co......      1,722,500
   160,000    Human Genome Sciences, Inc.*.      1,705,600
   150,000    Pfizer, Inc..................      4,731,000
   110,000    Vertex Pharmaceuticals, Inc.*      2,043,800
                                              ------------
                                                14,653,860
                                              ------------
              RESTAURANTS - 1.68%
   135,700    McDonald's Corp..............      2,510,450
                                              ------------

  SHARES                                          VALUE
  ------                                          -----

              RETAIL - 5.13%
   120,000    Costco Wholesale Corp.*......     $3,876,000
    70,000    Wal-Mart Stores, Inc.........      3,791,200
                                              ------------
                                                 7,667,200
                                              ------------
              SEMICONDUCTORS - 12.59%
   320,000    Altera Corp.*................      4,649,600
   120,000    Intel Corp...................      2,505,600
   124,600    Maxim Integrated Products, Inc.    5,244,414
    53,400    Micron Technology, Inc.*.....        844,254
    90,000    Texas Instruments, Inc.......      1,809,900
   153,500    Xilinx, Inc.*................      3,782,240
                                              ------------
                                                18,836,008
                                              ------------
              TECHNOLOGY - 17.05%
   251,400    Applied Materials, Inc.*.....      4,286,370
   260,000    ASM Lithography Holding N.V.*      2,900,300
    45,000    Automatic Data Processing, Inc.    1,956,150
   320,000    Cisco Systems, Inc.*.........      4,774,400
    60,000    Microsoft Corp.*.............      3,469,200
   100,100    Molex, Inc...................      2,807,805
    10,000    Molex, Inc., Class A.........        239,800
   140,000    Novellus Systems, Inc.*......      5,080,600
                                              ------------
                                                25,514,625
                                              ------------
              TOTAL COMMON STOCKS..........    129,647,000
                                              ------------
              (Cost $121,389,754)

                                       CREDIT
 PAR VALUE                            RATINGS+
 ---------                            --------

 U.S. GOVERNMENT OBLIGATIONS - 8.69%
              U.S. TREASURY BILL - 8.69%
$13,000,000   U.S. Treasury Bill
              1.190%, 12/05/02.......  Aaa/AAA  12,998,288
                                              ------------
              TOTAL U.S. GOVERNMENT
              OBLIGATIONS                       12,998,288
                                              ------------
              (Cost $12,998,288)


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2002
--------------------------------------------------------------------------------

  SHARES                                          VALUE
  ------                                          -----

 SHORT-TERM INVESTMENT FUND - 4.43%
 6,624,917    Bank of New York
              Cash Reserve Fund ...........   $  6,624,917
                                              ------------
              TOTAL SHORT-TERM INVESTMENT FUND   6,624,917
                                              ------------
              (Cost $6,624,917)

              TOTAL INVESTMENTS - 99.77% ..    149,270,205
                                              ------------
              (Cost $141,012,959)

              OTHER ASSETS
              NET OF LIABILITIES - 0.23% ..        339,825
                                              ------------
              NET ASSETS - 100.00% ........   $149,610,030
                                              ============

----------------------------------
 *     Non-income producing security.
 +     See page 18 for Credit Rating Summary (unaudited)


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
GROWTH AND INCOME FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2002
--------------------------------------------------------------------------------


  SHARES                                          VALUE
  ------                                          -----

 COMMON STOCKS - 59.29%
              BANKING - 2.27%
    25,000    Wells Fargo & Co.............    $ 1,155,250
                                               -----------
              BEVERAGES - 2.25%
    27,000    PepsiCo, Inc.................      1,146,960
                                               -----------
              COMPUTERS - 1.14%
    80,000    EMC Corp./Mass.*.............        580,000
                                               -----------
              DIVERSIFIED MANUFACTURING - 3.04%
    39,900    General Electric Co..........      1,081,290
    18,000    Honeywell International, Inc.        465,660
                                               -----------
                                                 1,546,950
                                               -----------
              ENTERTAINMENT - 3.13%
    30,000    Fox Entertainment Group, Inc.,
              Class A* ....................        799,800
    40,000    Walt Disney Co. (The)........        792,800
                                               -----------
                                                 1,592,600
                                               -----------
              HEALTH CARE - 3.56%
    32,000    Baxter International, Inc....      1,023,680
    12,752    Cardinal Health, Inc.........        784,758
                                               -----------
                                                 1,808,438
                                               -----------
              HOUSEHOLD PRODUCTS - 2.02%
    20,000    Colgate-Palmolive Co.........      1,027,800
                                               -----------
              INSURANCE - 2.53%
    19,750    American International
              Group, Inc. .................      1,286,712
                                               -----------
              MULTIMEDIA - 2.37%
    18,000    AOL Time Warner, Inc.*.......        294,660
    40,000    Comcast Corp., Class A*......        912,000
                                               -----------
                                                 1,206,660
                                               -----------
              OIL AND GAS - 3.54%
    51,722    Exxon Mobil Corp.............      1,799,926
                                               -----------
              PHARMACEUTICALS - 6.91%
    30,000    Amgen, Inc.*.................      1,416,000
     8,000    Bristol-Myers Squibb Co......        212,000
    30,000    Human Genome Sciences, Inc.*.        319,800
    35,000    Pfizer, Inc..................      1,103,900
    25,000    Vertex Pharmaceuticals, Inc.*        464,500
                                               -----------
                                                 3,516,200
                                               -----------
              RESTAURANTS - 1.27%
    35,000    McDonald's Corp..............        647,500
                                               -----------

  SHARES                                          VALUE
  ------                                          -----

              RETAIL - 3.61%
    25,000    Costco Wholesale Corp.*......     $  807,500
    12,000    CVS Corp.....................        322,560
    13,000    Wal-Mart Stores, Inc.........        704,080
                                               -----------
                                                 1,834,140
                                               -----------
              SEMICONDUCTORS - 12.01%
   100,000    Altera Corp.*................      1,453,000
    30,000    Intel Corp...................        626,400
    54,000    Maxim Integrated Products, Inc.    2,272,860
    24,000    Micron Technology, Inc.*.....        379,440
    56,000    Xilinx, Inc.*................      1,379,840
                                               -----------
                                                 6,111,540
                                               -----------
              TECHNOLOGY - 9.64%
    88,000    Applied Materials, Inc.*.....      1,500,400
    60,000    Cisco Systems, Inc.*.........        895,200
    31,250    Molex, Inc...................        876,563
    45,000    Novellus Systems, Inc.*......      1,633,050
                                               -----------
                                                 4,905,213
                                               -----------
              TOTAL COMMON STOCKS..........     30,165,889
                                               -----------
              (Cost $23,557,563)

                                       CREDIT
 PAR VALUE                            RATINGS+
 ---------                            --------

 CORPORATE OBLIGATIONS - 20.06%
              BANKING - 6.69%
$  500,000    Abbey National Plc,
              Subordinated Notes, EMTN
              6.690%, 10/17/05.......   Aa3/A+     543,246
   600,000    Bank One Corp.,
              Subordinated Notes
              5.900%, 11/15/11.......    A1/A-     632,849
 1,000,000    Deutsche Ausgleichsbank
              6.500%, 09/15/04.......      AAA   1,072,414
   600,000    Wachovia Corp.,
              4.950%, 11/01/06.......    Aa3/A     628,030
   500,000    Wells Fargo & Co.,
              Senior Notes
              5.125%, 02/15/07.......   Aa2/A+     526,503
                                               -----------
                                                 3,403,042
                                               -----------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
GROWTH AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2002
--------------------------------------------------------------------------------

                                       CREDIT
 PAR VALUE                            RATINGS+     VALUE
 ---------                            --------     -----

              BEVERAGES - 1.03%
$  500,000    Anheuser-Busch Cos., Inc.,
              Debentures
              7.000%, 12/01/25.......    A1/A+ $   523,072
                                               -----------
              FINANCIAL SERVICES - 7.55%
   750,000    AIG SunAmerica Global
              Financing VI
              6.300%, 05/10/11 (A)...  Aaa/AAA     806,127
   700,000    CIT Group, Inc.
              7.500%, 11/14/03.......     A2/A     725,839
   500,000    General Electric Capital Corp.,
              Series A, MTN
              6.125%, 02/22/11.......  Aaa/AAA     529,211
   400,000    General Motors Acceptance
              Corp., MTN
              3.230%, 10/16/03 (B)...   A2/BBB     398,363
   600,000    Household Finance Corp.,
              5.750%, 01/30/07.......    A2/A-     595,150
   750,000    KfW International Finance, Inc.,
              Series DTC
              4.750%, 01/24/07.......  Aaa/AAA     786,550
                                               -----------
                                                 3,841,240
                                               -----------
              INDUSTRIAL GOODS AND SERVICES - 0.92%
   450,000    Westvaco Corp., Debentures
              7.000%, 08/15/23....... Baa2/BBB     467,667
                                               -----------
              OIL AND GAS - 1.05%
   500,000    Consolidated Natural Gas Co.
              7.250%, 10/01/04.......  A3/BBB+     532,148
                                               -----------
              TELECOMMUNICATIONS - 0.70%
   350,000    Verizon New Jersey, Inc.,
              Debentures
              5.875%, 01/17/12.......   Aa2/A+     358,885
                                               -----------
              TRANSPORTATION - 0.63%
   300,000    Norfolk Southern Railway,
              Equipment Trust
              5.950%, 04/01/07.......    Aa3/A     321,723
                                               -----------
              UTILITIES - 1.49%
   747,875    New Valley Generation II,
              Series 2001
              5.572%, 05/01/20.......  Aaa/AAA     758,719
                                               -----------
              TOTAL CORPORATE OBLIGATIONS..     10,206,496
                                               -----------
              (Cost $9,758,539)

                                       CREDIT
 PAR VALUE                            RATINGS+     VALUE
 ---------                            --------     -----

 ASSET-BACKED SECURITIES - 9.51%
$  650,000    ANRC Auto Owner Trust,
              Series 2001-A, Class A4
              4.320%, 06/16/08.......  Aaa/AAA $   672,049
   189,669    Citicorp Mortgage Securities,
              Inc., Series 2001-10, Class 1A1,
              CMO
              6.500%, 07/25/31.......      AAA     192,173
   478,696    DVI Receivables Corp., Series
              2001-1, Class A3
              5.137%, 11/11/04.......      Aaa     487,077
   571,046    FTN Financial Auto
              Securitization Trust, Series
              2002-A, Class A,
              3.550%, 07/15/08 (A)...      AAA     579,255
   500,000    MBNA Credit Card Master Note
              Trust,
              Series 2002-A1, Class A1
              4.950%, 06/15/09.......  Aaa/AAA     528,524
   500,000    MBNA Master Credit Card Trust,
              Series 1999-G, Class A
              6.350%, 12/15/06.......  Aaa/AAA     533,075
   750,000    Morgan Stanley Dean Witter
              Capital, Series 2001-IQA,
              Class A2
              5.330%, 12/18/32.......      Aaa     788,304
   500,000    PSE&G Transition Funding LLC,
              Series 2001-1, Class A3
              5.980%, 06/15/08.......  Aaa/AAA     538,219
   500,000    Reliant Energy
              Transition Bond Co.,
              Series 2001-1, Class A3
              5.160%, 09/15/11.......  Aaa/AAA     520,634
                                               -----------
              TOTAL ASSET-BACKED SECURITIES      4,839,310
                                               -----------
              (Cost $4,644,382)


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
GROWTH AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2002
--------------------------------------------------------------------------------

                                       CREDIT
 PAR VALUE                            RATINGS+     VALUE
 ---------                            --------     -----

 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.54%
              FEDERAL HOME LOAN
              MORTGAGE CORPORATION - 4.73%
$  750,000    3.500%, 09/15/07.......  Aaa/AAA  $  747,953
   100,000    7.000%, 03/15/10.......  Aaa/AAA     116,205
   496,639    Gold Pool #E00616
              6.000%, 01/01/14.......  Aaa/AAA     515,684
 1,000,000    Series 2323, Class PL, CMO
              6.500%, 09/15/25.......  Aaa/AAA   1,028,347
                                               -----------
                                                 2,408,189
                                               -----------
              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION - 2.66%
   745,310    Pool # 384875
              5.790%, 03/01/09.......  Aaa/AAA     791,445
   400,075    Pool # 535151
              7.500%, 02/01/15.......  Aaa/AAA     425,413
   132,310    Series 2000-1, Class A, CMO
              7.000%, 04/18/28.......  Aaa/AAA     135,146
                                               -----------
                                                 1,352,004
                                               -----------
              GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION - 1.15%
   295,485    Pool #485907
              6.500%, 04/15/31.......  Aaa/AAA     307,464
   265,775    Pool #554752
              6.500%, 04/15/31.......  Aaa/AAA     276,549
                                               -----------
                                                   584,013
                                               -----------
              TOTAL U.S. GOVERNMENT
              AND AGENCY OBLIGATIONS.......      4,344,206
                                               -----------
              (Cost $4,195,331)

  SHARES                                          VALUE
  ------                                          -----

 SHORT-TERM INVESTMENT FUND - 2.80%
 1,423,029    Bank of New York Cash
              Reserve Fund ................    $ 1,423,029
                                               -----------
              TOTAL SHORT-TERM INVESTMENT FUND   1,423,029
                                               -----------
              (Cost $1,423,029)

              TOTAL INVESTMENTS - 100.20% .     50,978,930
                                               -----------
              (Cost $43,578,844)

              LIABILITIES IN EXCESS OF
              OTHER ASSETS - (0.20)% ......       (101,391)
                                               -----------
              NET ASSETS - 100.00% ........    $50,877,539
                                               ===========

-------------------------
*     Non-income producing security.
(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At November 30, 2002, these securities amounted to $1,385,382 or 2.72% of net assets.
(B) Variable rate security. Interest rate presented represents the rate currently in effect.
CMO   Collateralized Mortgage Obligation
EMTN  Euro Medium Term Note
MTN   Medium Term Note
+     See page 18 for Credit Rating Summary (unaudited)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
HIGH YIELD FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2002
--------------------------------------------------------------------------------

                                       CREDIT
 PAR VALUE                            RATINGS+     VALUE
 ---------                            --------     -----

 CORPORATE OBLIGATIONS - 95.95%
              AEROSPACE AND DEFENSE - 1.28%
$   50,000    Alliant Techsystems, Inc.
              8.500%, 05/15/11.......     B2/B  $   54,250
                                                ----------
              AUTO MANUFACTURING/PARTS - 5.88%
    50,000    Asbury Automotive Group, Inc.
              9.000%, 06/15/12.......     B3/B      46,000
    50,000    AutoNation, Inc.,
              Senior Notes
              9.000%, 08/01/08.......  Ba2/BB+      52,500
    50,000    Navistar International Corp.,
              Series B
              9.375%, 06/01/06.......   Ba1/BB      48,500
    50,000    Sonic Automotive, Inc.,
              Senior Subordinated Notes,
              Series D
              11.000%, 08/01/08......    B2/B+      52,500
    50,000    United Auto Group, Inc.,
              Senior Subordinated Notes
              9.625%, 03/15/12 (A)...     B3/B      50,125
                                                ----------
                                                   249,625
                                                ----------
              BUILDING PRODUCTS - 1.16%
    50,000    Interface, Inc., Senior Notes,
              Class A
              10.375%, 02/01/10......    B2/B+      49,125
                                                ----------
              CABLE - 6.71%
   150,000    Charter Communications
              Holdings LLC, Senior Discount
              Notes, Step Coupon
              10.796%, 04/01/11 (B)..    B3/B-      58,464
    50,000    CSC Holdings, Inc.,
              Series M, PIK
              11.125%, 04/01/08......     B3/B      42,813
    50,000    CSC Holdings, Inc., Senior
              Notes, Series B
              8.125%, 07/15/09.......   B1/BB-      47,125
   100,000    Mediacom LLC, Senior Notes
              9.500%, 01/15/13.......    B2/B+      89,000
    50,000    Rogers Communications, Inc.,
              Yankee, Senior Notes
              8.875%, 07/15/07.......  Ba1/BB-      47,500
                                                ----------
                                                   284,902
                                                ----------

                                       CREDIT
 PAR VALUE                            RATINGS+     VALUE
 ---------                            --------     -----

              CAPITAL GOODS - 8.25%
$   50,000    AGCO Corp.,
              Senior Subordinated Notes
              8.500%, 03/15/06.......   B1/BB-  $   50,501
    50,000    JLG Industries, Inc.
              8.375%, 06/15/12.......  Ba2/BB+      42,500
    50,000    Rexnord Corp., Senior
              Subordinated Notes
              10.125%, 12/15/12 (A)..    B3/B-      51,750
    50,000    Terex Corp., Series B
              10.375%, 04/01/11......     B2/B      49,000
    50,000    TriMas Corp.,
              Senior Subordinated Notes
              9.875%, 06/15/12 (A)...     B3/B      50,750
   100,000    United Rentals (North America),
              Inc., Series B
              10.750%, 04/15/08......   B1/BB-     105,500
                                                ----------
                                                   350,001
                                                ----------
              CHEMICALS - 4.72%
    50,000    IMC Global, Inc.,
              Senior Notes, Series B
              11.250%, 06/01/11......   Ba2/BB      55,562
   100,000    Lyondell Chemical Co.,
              Senior Subordinated Notes
              10.875%, 05/01/09......    B2/B+      92,500
    50,000    Millennium America, Inc.
              9.250%, 06/15/08....... Ba1/BBB-      52,250
                                                ----------
                                                   200,312
                                                ----------
              CONTAINERS - 3.46%
   150,000    Applied Extrusion Technologies,
              Inc., Series B
              10.750%, 07/01/11......   Caa1/B      98,994
    50,000    Tekni-Plex, Inc., Series B
              12.750%, 06/15/10......    B3/B-      48,000
                                                ----------
                                                   146,994
                                                ----------
              ENERGY - 8.11%
   100,000    BRL Universal Equipment,
              Senior Notes
              8.875%, 02/15/08.......  Ba3/BB-     103,500
    50,000    El Paso Energy Partners LP,
              Senior Subordinated Notes
              8.500%, 06/01/11 (A)...   B1/BB-      45,625


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
HIGH YIELD FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2002
--------------------------------------------------------------------------------

                                       CREDIT
 PAR VALUE                            RATINGS+     VALUE
 ---------                            --------     -----

              ENERGY (CONTINUED)
$   50,000    Hanover Equipment Trust,
              Senior Notes, 2001 A
              8.500%, 09/01/08 (A)...   B1/BB-  $   48,375
    50,000    Hanover Equipment Trust,
              Senior Notes, 2001 B
              8.750%, 09/01/11 (A)...   B1/BB-      48,000
    50,000    Key Energy Services, Inc.,
              Senior Notes, Series C
              8.375%, 03/01/08.......   Ba3/BB      52,250
    50,000    Trico Marine Services, Inc.
              8.875%, 05/15/12.......     B2/B      46,375
                                                ----------
                                                   344,125
                                                ----------
              ENVIRONMENTAL SERVICES - 2.38%
   100,000    Allied Waste North America, Inc.,
              Senior Subordinated Notes,
              Series B
              10.000%, 08/01/09......    B2/B+     101,000
                                                ----------
              GAMING - 4.76%
   100,000    MGM MIRAGE
              6.750%, 08/01/07....... Ba1/BBB-     100,343
   100,000    Park Place Entertainment Corp.,
              Senior Subordinated Notes
              7.875%, 12/15/05.......  Ba2/BB+     101,750
                                                ----------
                                                   202,093
                                                ----------
              HEALTHCARE AND SUPPLIES - 7.28%
    50,000    Advanced Medical Optics, Inc.,
              Senior Subordinated Notes
              9.250%, 07/15/10.......     B3/B      51,750
    50,000    Biovail Corp., Senior
              Subordinated Notes, Yankee
              7.875%, 04/01/10.......   B2/BB-      51,875
    50,000    NDCHealth Corp.
              Senior Subordinated Notes
              10.500%, 12/01/12 (A)..     B2/B      49,750
    50,000    Rotech Healthcare, Inc.,
              Senior Subordinated Notes
              9.500%, 04/01/12 (A)...    B2/B+      50,250
    50,000    Stewart Enterprises, Inc.,
              Senior Subordinated Notes
              10.750%, 07/01/08......    B2/B+      54,875

                                       CREDIT
 PAR VALUE                            RATINGS+     VALUE
 ---------                            --------     -----

HEALTHCARE AND SUPPLIES (CONTINUED)
$   50,000    US Oncology, Inc., Senior
              Subordinated Notes
              9.625%, 02/01/12.......    B2/B+  $   50,750
                                                ----------
                                                   309,250
                                                ----------
              HOME BUILDERS - 3.49%
    50,000    DR Horton, Inc.,
              Senior Subordinated Notes
              9.375%, 03/15/11.......   Ba2/B+      50,875
    50,000    Technical Olympic USA, Inc.,
              Senior Notes
              9.000%, 07/01/10 (A)...   Ba3/B+      48,500
    50,000    WCI Communities, Inc.,
              Senior Subordinated Notes
              10.625%, 02/15/11......    Ba3/B      48,750
                                                ----------
                                                   148,125
                                                ----------
              LEISURE - 5.58%
   100,000    Bally Total Fitness Holding
              Corp., Series D, Senior
              Subordinated Notes
              9.875%, 10/15/07.......    B2/B-      92,500
    50,000    Six Flags, Inc.,
              Senior Discount Notes, Step
              Coupon
              10.540%, 04/01/08 (B)..     B2/B      47,487
    50,000    Six Flags, Inc.,
              Senior Notes
              8.875%, 02/01/10.......     B2/B      46,500
    50,000    Vail Resorts, Inc.,
              Senior Subordinated Notes
              8.750%, 05/15/09.......     B2/B      50,500
                                                ----------
                                                   236,987
                                                ----------
              LODGING - 3.54%
   100,000    HMH Properties, Inc.,
              Senior Notes, Series A
              7.875%, 08/01/05.......  Ba3/BB-     100,000
    50,000    John Q Hammons Hotels LP,
              1st Mortgage, Series B
              8.875%, 05/15/12.......     B2/B      50,125
                                                ----------
                                                   150,125
                                                ----------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
HIGH YIELD FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2002
--------------------------------------------------------------------------------

                                       CREDIT
 PAR VALUE                            RATINGS+     VALUE
 ---------                            --------     -----

              OTHER SERVICES - 3.48%
$   50,000    Avis Group Holdings, Inc.,
              Senior Subordinated Notes
              11.000%, 05/01/09......Baa3/BBB-  $   54,062
    50,000    Integrated Electric Services, Inc.,
              Series B
              9.375%, 02/01/09.......    B2/B+      45,000
    50,000    URS Corp., Senior Notes
              11.500%, 09/15/09 (A)..     B1/B      48,500
                                                ----------
                                                   147,562
                                                ----------
              PAPER FOREST PRODUCTS - 6.13%
    50,000    Ainsworth Lumber Co., Ltd.,
              Yankee, Senior Notes
              12.500%, 07/15/07......    B3/B-      51,562
    50,000    Louisiana-Pacific Corp., Senior
              Subordinated Notes
              10.875%, 11/15/08......   Ba2/B+      53,125
    50,000    Riverwood International Co.,
              Senior Notes
              10.625%, 08/01/07......  B3/CCC+      52,250
   100,000    Tembec Industries, Inc.,
              Senior Notes
              8.500%, 02/01/11.......  Ba1/BB+     103,250
                                                ----------
                                                   260,187
                                                ----------
              REIT - 4.73%
   100,000    Felcor Suites LP, REIT
              7.375%, 10/01/04.......  Ba3/BB-      99,998
    50,000    Senior Housing Properties Trust,
              REIT, Senior Notes
              8.625%, 01/15/12.......  Ba2/BB+      50,000
    50,000    Ventas Realty LP, Senior Notes,
              REIT
              9.000%, 05/01/12.......  Ba3/BB-      50,750
                                                ----------
                                                   200,748
                                                ----------
              RETAIL FOOD - 1.09%
    50,000    Ingles Markets, Inc.,
              Senior Subordinated Notes
              8.875%, 12/01/11.......   Ba3/B+      46,250
                                                ----------
              SATELLITE - 1.21%
    50,000    Echostar DBS Corp.,
              Senior Notes
              9.375%, 02/01/09.......    B1/B+      51,500
                                                ----------

                                       CREDIT
 PAR VALUE                            RATINGS+     VALUE
 ---------                            --------     -----

              TECHNOLOGY - 4.94%
$   50,000    Amkor Technology, Inc., Senior
              Notes
              9.250%, 05/01/06.......     B1/B  $   48,246
   100,000    Flextronics International Ltd.,
              Yankee, Senior Subordinated
              Notes
              9.875%, 07/01/10.......  Ba2/BB-     109,000
    50,000    Unisys Corp., Senior Notes
              8.125%, 06/01/06.......  Ba1/BB+      52,250
                                                ----------
                                                   209,496
                                                ----------
              TRANSPORTATION - 1.20%
    50,000    Stena AB, Senior Notes
              9.625%, 12/01/12 (A)...  Ba3/BB-      51,000
                                                ----------
              UTILITIES - 1.56%
    50,000    Calpine Canada Energy Finance
              ULC, Senior Notes
              8.500%, 05/01/08.......    B1/B+      23,000
    50,000    CMS Energy Corp.,
              Senior Notes
              8.900%, 07/15/08.......    B3/B+      43,250
                                                ----------
                                                    66,250
                                                ----------
              WIRELESS COMMUNICATIONS - 5.01%
   100,000    Nextel Communications, Inc.,
              Senior Discount Notes, Step
              Coupon
              14.085%, 02/15/08 (B)..     B3/B      92,467
    32,000    TeleCorp PCS, Inc., Senior
              Subordinated Notes
              10.625%, 07/15/10...... Baa2/BBB      33,920
    50,000    Triton PCS, Inc., Senior
              Subordinated Notes
              Step Coupon, 14.269%,
              05/01/08 (B)...........    B3/B-      43,996
    50,000    Triton PCS, Inc., Senior
              Subordinated Notes
              8.750%, 11/15/11.......    B3/B-      42,250
                                                ----------
                                                   212,633
                                                ----------
              TOTAL CORPORATE OBLIGATIONS..      4,072,540
                                                ----------
              (Cost $4,185,399)


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
HIGH YIELD FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2002
--------------------------------------------------------------------------------


  SHARES                                          VALUE
  ------                                          -----

 SHORT-TERM INVESTMENT FUND - 1.47%
    62,488    Bank of New York Cash
              Reserve Fund ...................  $   62,488
                                                ----------
              TOTAL SHORT-TERM INVESTMENT FUND      62,488
                                                ----------
              (Cost $62,488)

              TOTAL INVESTMENTS - 97.42% ..      4,135,028
                                                ----------
              (Cost $4,247,887)

              OTHER ASSETS
              NET OF LIABILITIES - 2.58%...        109,399
                                                ----------
              NET ASSETS - 100.00%.........     $4,244,427
                                                ==========

----------------------------
(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At November 30, 2002, these securities amounted to $542,625 or 12.78% of net assets.
(B)   Interest rate presented represents annualized yield at time of purchase.
PIK   Payment in Kind
REIT  Real Estate Investment Trust
+     See page 18 for Credit Rating Summary (unaudited)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
INCOME FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2002
--------------------------------------------------------------------------------

                                       CREDIT
 PAR VALUE                            RATINGS+     VALUE
 ---------                            --------     -----

 CORPORATE OBLIGATIONS - 47.23%
              BANKING - 14.73%
$  600,000    Abbey National Plc,
              Subordinated Notes, EMTN
              6.690%, 10/17/05.......   Aa3/A+ $   651,896
   600,000    Bank One Corp.,
              Subordinated Notes
              5.900%, 11/15/11.......    A1/A-     632,849
   500,000    Bank One NA
              1.900%, 09/17/03 (B)...   Aa2/A+     500,207
   400,000    Regions Financial Corp.,
              Subordinated Notes
              7.000%, 03/01/11.......    A2/A-     447,433
   600,000    Wachovia Corp.,
              4.950%, 11/01/06.......    Aa3/A     628,030
   500,000    Wells Fargo & Co.,
              Senior Notes
              5.125%, 02/15/07.......   Aa2/A+     526,502
                                               -----------
                                                 3,386,917
                                               -----------
              BEVERAGES - 2.27%
   500,000    Anheuser-Busch Cos., Inc.,
              Debentures
              7.000%, 12/01/25.......    A1/A+     523,071
                                               -----------
              FINANCIAL SERVICES - 17.71%
   750,000    AIG SunAmerica Global
              Financing VI
              6.300%, 05/10/11 (A)...  Aaa/AAA     806,129
   300,000    CIT Group, Inc.
              7.500%, 11/14/03.......     A2/A     311,073
   500,000    General Electric Capital Corp.,
              Series A, MTN
              6.125%, 02/22/11.......  Aaa/AAA     529,205
   650,000    General Motors Acceptance
              Corp.
              6.125%, 09/15/06.......   A2/BBB     647,618
   400,000    General Motors Acceptance
              Corp., MTN
              3.230%, 10/16/03 (B)...   A2/BBB     398,363
   600,000    Household Finance Corp.,
              5.750%, 01/30/07.......    A2/A-     595,150
   750,000    KfW International Finance, Inc.,
              Series DTC
              4.750%, 01/24/07.......  Aaa/AAA     786,550
                                               -----------
                                                 4,074,088
                                               -----------

                                       CREDIT
 PAR VALUE                            RATINGS+     VALUE
 ---------                            --------     -----

              INDUSTRIAL GOODS AND SERVICES - 2.03%
$  450,000    Westvaco Corp., Debentures
              7.000%, 08/15/23....... Baa2/BBB $   467,667
                                               -----------
              OIL AND GAS - 2.31%
   500,000    Consolidated Natural Gas Co.
              7.250%, 10/01/04.......  A3/BBB+     532,148
                                               -----------
              RETAIL - 2.20%
   500,000    Wal-Mart Stores, Inc.,
              Senior Notes
              3.250%, 09/29/03.......   Aa2/AA     505,333
                                               -----------
              TELECOMMUNICATIONS - 2.68%
   600,000    Verizon New Jersey, Inc.,
              Debentures
              5.875%, 01/17/12.......   Aa2/A+     615,232
                                               -----------
              UTILITIES - 3.30%
   747,875    New Valley Generation II,
              Series 2001
              5.572%, 05/01/20.......  Aaa/AAA     758,719
                                               -----------
              TOTAL CORPORATE OBLIGATIONS..     10,863,175
                                               -----------
              (Cost $10,503,416)

 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 30.17%
              FEDERAL HOME LOAN
              MORTGAGE CORPORATION - 12.21%
   750,000    3.500%, 09/15/07.......  Aaa/AAA     747,952
   993,279    Gold Pool #E00616
              6.000%, 01/01/14.......  Aaa/AAA   1,031,369
 1,000,000    Series 2323, Class PL, CMO
              6.500%, 09/15/25.......  Aaa/AAA   1,028,347
                                               -----------
                                                 2,807,668
                                               -----------
              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION - 8.51%
   900,000    5.250%, 06/15/06.......  Aaa/AAA     963,107
   745,310    Pool # 384875
              5.790%, 03/01/09.......  Aaa/AAA     791,432
   198,465    Series 2000-1, Class A, CMO
              7.000%, 04/18/28.......  Aaa/AAA     202,719
                                               -----------
                                                 1,957,258
                                               -----------
              GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION - 0.97%
   215,238    Pool #549143
              6.500%, 03/15/31.......  Aaa/AAA     223,964
                                               -----------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2002
--------------------------------------------------------------------------------

                                       CREDIT
 PAR VALUE                            RATINGS+     VALUE
 ---------                            --------     -----

              U.S. TREASURY NOTES - 8.48%
$  400,000    3.250%, 12/31/03.......  Aaa/AAA $   407,250
 1,000,000    3.000%, 02/29/04.......  Aaa/AAA   1,016,602
   500,000    4.875%, 02/15/12.......  Aaa/AAA     526,172
                                               -----------
                                                 1,950,024
                                               -----------
              TOTAL U.S. GOVERNMENT
              AND AGENCY OBLIGATIONS.......      6,938,914
                                               -----------
              (Cost $6,706,538)

 ASSET-BACKED SECURITIES - 17.32%
   650,000    ANRC Auto Owner Trust,
              Series 2001-A, Class A4
              4.320%, 06/16/08.......  Aaa/AAA     672,049
   189,669    Citicorp Mortgage Securities,
              Inc., Series 2001-10, Class 1A1,
              CMO
              6.500%, 07/25/31.......      AAA     192,173
   478,696    DVI Receivables Corp., Series
              2001-1, Class A3
              5.137%, 11/11/04.......      Aaa     487,077
   407,890    FTN Financial Auto
              Securitization Trust, Series
              2002-A, Class A,
              3.550%, 07/15/08 (A)...      AAA     413,753
   500,000    MBNA Credit Card Master Note
              Trust,
              Series 2002-A1, Class A1
              4.950%, 06/15/09.......  Aaa/AAA     528,524
   600,000    Morgan Stanley Dean Witter
              Capital, Series 2001-IQA,
              Class A2
              5.330%, 12/18/32.......      Aaa     630,643
   500,000    PSE&G Transition Funding LLC,
              Series 2001-1, Class A3
              5.980%, 06/15/08.......  Aaa/AAA     538,219
   500,000    Reliant Energy
              Transition Bond Co.,
              Series 2001-1, Class A3
              5.160%, 09/15/11.......  Aaa/AAA     520,634
                                               -----------
              TOTAL ASSET-BACKED SECURITIES      3,983,072
                                               -----------
              (Cost $3,830,672)

  SHARES                                          VALUE
  ------                                          -----

 SHORT-TERM INVESTMENT FUND - 4.54%
 1,045,226    Bank of New York Cash
              Reserve Fund ................    $ 1,045,226
                                               -----------
              TOTAL SHORT-TERM INVESTMENT FUND   1,045,226
                                               -----------
              (Cost $1,045,226)

              TOTAL INVESTMENTS - 99.26% ..     22,830,387
                                               -----------
              (Cost $22,085,852)

              OTHER ASSETS
              NET OF LIABILITIES - 0.74% ..        169,288
                                               -----------
              NET ASSETS - 100.00% ........    $22,999,675
                                               ===========

---------------------------
(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At November 30, 2002, these securities amounted to $1,219,882 or 5.30% of net assets.
(B) Variable rate security. Interest rate presented represents the rate currently in effect.
CMO   Collateralized Mortgage Obligations
EMTN  Euro Medium Term Note
MTN   Medium Term Note
+     See page 18 for Credit Rating Summary (unaudited)


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2002
--------------------------------------------------------------------------------

                              CREDIT RATING SUMMARY
                              ---------------------

CREDIT RATINGS GIVEN BY STANDARD & POOR'S CORPORATION AND MOODY'S INVESTORS SERVICES INC.

  MOODY'S  STANDARD & POOR'S
  -------  -----------------
    Aaa           AAA      Instrument judged to be of the highest quality
                           and carrying the smallest amount of investment risk.
    Aa            AA       Instrument judged to be of high quality by all
                           standards.
     A             A       Instrument judged to be adequate by all standards.
    Baa           BBB      Instrument judged to be of modest quality by all
                           standards.
    Ba            BB       Instrument judged to have speculative elements.
     B             B       Instrument judged to lack characteristics of the
                           desirable investment.
    Caa           CCC      Instrument judged to be in poor standing.
    Ca            CC       Instrument judged to be speculative in a high degree.
     C             C       Instrument judged to have extremely poor prospects of
                           ever attaining any real investment standing.

For items possessing the strongest investment attributes of their category, Moody's gives that letter rating followed by a number.

The Standard & Poor's rating may be modified by the addition of a plus or minus sign to show relative standings within the major rating categories.

U.S. Government and Agency Issues have an assumed rating of Aaa/AAA.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       THIS PAGE LEFT INTENTIONALLY BLANK

WHITEHALL FUNDS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                 GROWTH       GROWTH AND     HIGH YIELD     INCOME
                                                                  FUND        INCOME FUND       FUND         FUND
                                                              ------------    -----------    ----------   -----------
ASSETS:
 Investments:
   Investments at cost.....................................   $141,012,959    $43,578,844    $4,247,887   $22,085,852
   Net unrealized appreciation (depreciation)..............      8,257,246      7,400,086      (112,859)      744,535
                                                              ------------    -----------    ----------   -----------
   Total investments at value..............................    149,270,205     50,978,930     4,135,028    22,830,387
                                                              ------------    -----------    ----------   -----------
Receivables:
   Fund shares sold........................................        522,452         15,170            --        91,688
   Dividends and interest..................................        112,525        199,117       101,076       208,126
   From Investment Advisor.................................             --             --        18,722            --
 Other assets..............................................         22,787          8,016           653         3,695
                                                              ------------    -----------    ----------   -----------
   Total Assets............................................    149,927,969     51,201,233     4,255,479    23,133,896
                                                              ------------    -----------    ----------   -----------
LIABILITIES:
 Payables:
   Fund shares repurchased.................................        129,943        246,267            --       103,151
   Advisory fees...........................................         33,804         17,999            --         1,983
   Administration fees.....................................         21,170         10,278         5,003         6,812
   Co-Administration fees..................................          3,523          1,232            --           568
   Transfer Agent fees.....................................         14,534          6,154         2,030         3,734
   Trustees fees...........................................         20,505          7,410           626         3,426
   Distribution fees.......................................          6,948          1,382           259           284
 Accrued expenses and other payables.......................         87,512         32,972         3,134        14,263
                                                              ------------    -----------    ----------   -----------
   Total Liabilities.......................................        317,939        323,694        11,052       134,221
                                                              ------------    -----------    ----------   -----------
NET ASSETS.................................................   $149,610,030    $50,877,539    $4,244,427   $22,999,675
                                                              ============    ===========    ==========   ===========
NET ASSETS CONSIST OF:
 Paid-in capital...........................................   $143,994,160    $43,965,708    $4,921,968   $23,420,057
 Accumulated undistributed net investment income...........             --        120,539         1,334        25,202
 Accumulated net realized loss on investments sold.........     (2,641,376)      (608,794)     (566,016)   (1,190,119)
 Net unrealized appreciation (depreciation) on investments.      8,257,246      7,400,086      (112,859)      744,535
                                                              ------------    -----------    ----------   -----------
 TOTAL NET ASSETS..........................................   $149,610,030    $50,877,539    $4,244,427   $22,999,675
                                                              ============    ===========    ==========   ===========
   Shares of beneficial interest outstanding...............     11,042,886      4,354,185       598,066     2,281,103
                                                              ============    ===========    ==========   ===========
   Net asset value, offering and
     redemption price per share
     (Net Assets/Shares Outstanding).......................   $      13.55    $     11.68    $     7.10   $     10.08
                                                              ============    ===========    ==========   ===========


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                 GROWTH       GROWTH AND    HIGH YIELD      INCOME
                                                                  FUND        INCOME FUND      FUND          FUND
                                                             -------------   ------------   ----------    ----------
INVESTMENT INCOME:
   Interest................................................  $     131,682   $  1,405,368   $  427,242    $1,256,467
   Dividends...............................................        798,060        233,711           --            --
                                                             -------------   ------------   ----------    ----------
   Total investment income.................................        929,742      1,639,079      427,242     1,256,467
                                                             -------------   ------------   ----------    ----------
EXPENSES:
   Advisory................................................      1,295,835        510,255       36,669       158,488
   Administration..........................................        270,233        135,298       51,652        80,262
   Distribution fees.......................................        267,223         67,903       12,222        11,705
   Co-Administration.......................................         45,733         18,009        1,356         7,315
   Custody.................................................         24,310         14,228        5,981        10,207
   Transfer agent..........................................        102,797         52,468       21,602        33,290
   Professional fees.......................................        112,290         42,867        3,525        17,381
   Registration and filing fees............................         21,831         23,421       19,733        16,610
   Printing................................................         36,153         16,431        1,089         5,732
   Trustees................................................         93,377         35,666        2,919        14,802
   Miscellaneous...........................................         53,580         24,375        1,058        11,363
                                                             -------------   ------------   ----------    ----------
   Total expenses before waivers and/or reimbursement......      2,323,362        940,921      157,806       367,155
   Less expenses waived and/or reimbursed..................       (295,878)      (106,504)    (111,359)      (55,056)
                                                             -------------   ------------   ----------    ----------
   Net expenses............................................      2,027,484        834,417       46,447       312,099
                                                             -------------   ------------   ----------    ----------
NET INVESTMENT INCOME (LOSS)...............................     (1,097,742)       804,662      380,795       944,368
                                                             -------------   ------------   ----------    ----------

 NET REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
   Net realized loss on investment transactions............     (1,646,571)      (571,284)    (438,472)     (192,690)
   Net change in unrealized
     appreciation (depreciation) on investments............    (35,846,907)    (8,404,717)     (16,699)      409,919
                                                             -------------   ------------   ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..........................................    (37,493,478)    (8,976,001)    (455,171)      217,229
                                                             -------------   ------------   ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS...............................  $ (38,591,220)  $ (8,171,339)  $  (74,376)   $1,161,597
                                                             =============   ============   ==========    ==========


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                                 GROWTH AND
                                                                                  GROWTH FUND                    INCOME FUND
                                                                          ---------------------------   ---------------------------
                                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                          NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                                              2002           2001           2002           2001
                                                                          ------------   ------------   ------------   ------------
INVESTMENT ACTIVITIES:
 Operations:
   Net investment income (loss).......................................    $ (1,097,742)  $   (739,094)  $    804,662   $ 1,233,303
   Net realized gain (loss) on investment transactions................      (1,646,571)      (909,219)      (571,284)    1,176,512
   Net change in unrealized appreciation (depreciation) on investments     (35,846,907)   (11,074,108)    (8,404,717)   (1,943,361)
                                                                          ------------   ------------   ------------   -----------
Net increase (decrease) in net assets resulting from operations.......     (38,591,220)   (12,722,421)    (8,171,339)      466,454
                                                                          ------------   ------------   ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income.........................................              --             --       (913,624)   (1,216,249)
   In excess of net investment income.................................              --             --             --            --
   From realized gains on investments.................................              --     (3,836,839)    (1,182,136)     (382,856)
                                                                          ------------   ------------   ------------   -----------
Total Distributions...................................................              --     (3,836,839)    (2,095,760)   (1,599,105)
                                                                          ------------   ------------   ------------   -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued........................................      93,363,204     62,239,195     13,971,214    10,191,167
   Dividends reinvested...............................................              --      3,812,120      2,094,039     1,596,931
   Cost of shares redeemed............................................     (51,233,497)   (31,920,559)   (21,906,015)   (9,499,108)
                                                                          ------------   ------------   ------------   -----------
Change in net assets from capital share transactions..................      42,129,707     34,130,756     (5,840,762)    2,288,990
                                                                          ------------   ------------   ------------   -----------
Net change in net assets..............................................       3,538,487     17,571,496    (16,107,861)    1,156,339
NET ASSETS:
   Beginning of year..................................................     146,071,543    128,500,047     66,985,400    65,829,061
                                                                          ------------   ------------   ------------   -----------
   End of year........................................................    $149,610,030   $146,071,543   $ 50,877,539   $66,985,400
                                                                          ============   ============   ============   ===========
Undistributed net investment income...................................    $         --   $         --   $    120,539   $   224,192
                                                                          ============   ============   ============   ===========
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Issued.............................................................       6,091,416      3,510,037      1,077,996       735,834
   Reinvested.........................................................              --        196,198        162,617       115,854
   Redeemed...........................................................      (3,603,908)    (1,828,949)    (1,764,815)     (685,008)
                                                                          ------------   ------------   ------------   -----------
Net increase (decrease) in share transactions ........................       2,487,508      1,877,286       (524,202)      166,680
                                                                          ============   ============   ============   ===========


                                                                                  HIGH YIELD
                                                                                     FUND                     INCOME FUND
                                                                          --------------------------   ---------------------------
                                                                           YEAR ENDED   PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                                                          NOVEMBER 30,  NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                                              2002         2001(A)         2002           2001
                                                                          ------------  ------------   ------------   ------------
INVESTMENT ACTIVITIES:
 Operations:
   Net investment income (loss).......................................    $   380,795    $  218,979    $    944,368   $  1,567,005
   Net realized gain (loss) on investment transactions................       (438,472)     (111,417)       (192,690)       472,013
   Net change in unrealized appreciation (depreciation) on investments        (16,699)      (96,160)        409,919        640,079
                                                                          -----------    ----------    ------------   ------------
Net increase (decrease) in net assets resulting from operations.......        (74,376)       11,402       1,161,597      2,679,097
                                                                          -----------    ----------    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income.........................................       (395,588)     (218,979)       (934,907)    (1,567,005)
   In excess of net investment income.................................             --            --              --        (28,916)
   From realized gains on investments.................................             --            --              --             --
                                                                          -----------    ----------    ------------   ------------
Total Distributions...................................................       (395,588)     (218,979)       (934,907)    (1,595,921)
                                                                          -----------    ----------    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued........................................      1,882,847     4,909,046       7,878,424      3,854,130
   Dividends reinvested...............................................        358,876       198,618         933,466      1,513,974
   Cost of shares redeemed............................................     (2,100,637)     (326,782)    (12,721,690)   (10,903,308)
                                                                          -----------    ----------    ------------   ------------
Change in net assets from capital share transactions..................        141,086     4,780,882      (3,909,800)    (5,535,204)
                                                                          -----------    ----------    ------------   ------------
Net change in net assets..............................................       (328,878)    4,573,305      (3,683,110)    (4,452,028)
NET ASSETS:
   Beginning of year..................................................      4,573,305            --      26,682,785     31,134,813
                                                                          -----------    ----------    ------------   ------------
   End of year........................................................    $ 4,244,427    $4,573,305    $ 22,999,675   $ 26,682,785
                                                                          ===========    ==========    ============   ============
Undistributed net investment income...................................    $     1,334    $       --    $     25,202   $     11,227
                                                                          ===========    ==========    ============   ============
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Issued.............................................................        260,921       615,048         792,693        388,034
   Reinvested.........................................................         50,438        25,987          94,171        153,205
   Redeemed...........................................................       (312,207)      (42,121)     (1,281,704)    (1,098,256)
                                                                          -----------    ----------    ------------   ------------
Net increase (decrease) in share transactions ........................           (848)      598,914        (394,840)      (557,017)
                                                                          ===========    ==========    ============   ============

----------------------------------------
(a) Whitehall High Yield Fund commenced investment operations on April 2, 2001.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                     22 - 23

WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              GROWTH FUND
                                               ------------------------------------------------------------------------
                                                                       YEARS ENDED NOVEMBER 30,
                                               ------------------------------------------------------------------------
                                                 2002            2001            2000            1999            1998
                                               --------        --------        --------        --------        --------
NET ASSET VALUE,
Beginning of Year..................            $  17.07        $  19.24        $  20.97        $  16.51        $  16.67
                                               --------        --------        --------        --------        --------
Income from Investment Operations:
   Net investment
     income (loss).................               (0.10)          (0.09)          (0.15)          (0.05)           0.07
   Net realized and unrealized gain (loss)
     on investment transactions....               (3.42)          (1.50)           0.65            6.46            2.37
                                               --------        --------        --------        --------        --------
   Total income (loss) from
     investment operations.........               (3.52)          (1.59)           0.50            6.41            2.44
                                               --------        --------        --------        --------        --------
Less Dividends from:
   Net investment income...........                  --              --              --              --           (0.05)
   Realized gains..................                  --           (0.58)          (2.23)          (1.95)          (2.55)
                                               --------        --------        --------        --------        --------
   Total Distributions.............                  --           (0.58)          (2.23)          (1.95)          (2.60)
                                               --------        --------        --------        --------        --------
Net change in net asset
   value per share.................               (3.52)          (2.17)          (1.73)           4.46           (0.16)
                                               --------        --------        --------        --------        --------
NET ASSET VALUE,
   End of Year.....................            $  13.55        $  17.07        $  19.24        $  20.97        $  16.51
                                               ========        ========        ========        ========        ========
Total Return (a)...................              (20.62)%         (8.64)%          1.96%          44.49%          17.87%
Ratios/Supplemental Data:
Net Assets at the end of
   year (in thousands).............            $149,610        $146,072        $128,500        $131,496        $124,485
Ratios to average net assets:
   Expenses before waivers+........                1.52%           1.49%           1.26%           1.04%           1.04%
   Expenses net of waivers.........                1.33%           1.33%           1.24%           0.93%           0.94%
   Net investment
     income (loss) (net of waivers)               (0.72)%         (0.55)%         (0.63)%         (0.23)%          0.32%
Portfolio Turnover Rate............                   9%              1%              7%              6%             92%

--------------------------------------
+     During the year, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(a)   Total  return is based on the  change in net asset  value  during  the year and  assumes  reinvestment  of all  dividends  and distributions.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       GROWTH AND INCOME FUND
                                                -----------------------------------------------------------------------
                                                                      YEARS ENDED NOVEMBER 30,
                                                -----------------------------------------------------------------------
                                                 2002            2001            2000            1999            1998
                                                -------         -------         -------         -------         -------
NET ASSET VALUE,
Beginning of Year..................             $ 13.73         $ 13.97         $ 13.33         $ 12.90         $ 13.51
                                                -------         -------         -------         -------         -------
 Income from Investment Operations:
   Net investment income...........                0.17            0.26            0.24            0.26            0.38
   Net realized and unrealized gain (loss)
     on investment transactions....               (1.79)          (0.16)           0.70            1.50            1.41
                                                -------         -------         -------         -------         -------
   Total income (loss) from
     investment operations.........               (1.62)           0.10            0.94            1.76            1.79
                                                -------         -------         -------         -------         -------
 Less Dividends from:
   Net investment income...........               (0.19)          (0.26)          (0.26)          (0.20)          (0.38)
   Realized gains..................               (0.24)          (0.08)          (0.04)          (1.13)          (2.02)
                                                -------         -------         -------         -------         -------
   Total Distributions.............               (0.43)          (0.34)          (0.30)          (1.33)          (2.40)
                                                -------         -------         -------         -------         -------
Net change in net asset
   value per share.................               (2.05)          (0.24)           0.64            0.43           (0.61)
                                                -------         -------         -------         -------         -------
NET ASSET VALUE,
   End of Year.....................             $ 11.68         $ 13.73         $ 13.97         $ 13.33         $ 12.90
                                                =======         =======         =======         =======         =======
Total Return (a)...................              (12.07)%          0.71%           6.93%          15.23%          15.98%
 Ratios/Supplemental Data:
Net Assets at the end of
   Year (in thousands).............             $50,878         $66,985         $65,829         $59,572         $66,262
 Ratios to average net assets:
   Expenses before waivers+........                1.57%           1.49%           1.32%           1.11%           1.01%
   Expenses net of waivers.........                1.39%           1.39%           1.31%           1.00%           0.91%
   Net investment
     income (net of waivers).......                1.33%           1.85%           1.61%           2.02%           2.95%
Portfolio Turnover Rate............                  32%            150%             73%             42%             76%

-------------------------------------------------
+     During the year, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(a)   Total  return is based on the  change in net asset  value  during  the year and  assumes  reinvestment  of all  dividends  and distributions.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     HIGH YIELD FUND(C)
                                                                 --------------------------
                                                                  YEAR ENDED   PERIOD ENDED
                                                                 NOVEMBER 30,  NOVEMBER 30,
                                                                     2002          2001
                                                                 ------------  ------------
NET ASSET VALUE,
Beginning of Period...........................................      $ 7.64       $ 8.00
                                                                    ------       ------
 Income from Investment Operations:
   Net investment income......................................        0.56         0.40
   Net realized and unrealized loss on investment transactions       (0.52)       (0.36)
                                                                    ------       ------
   Total income (loss) from investment operations.............        0.04         0.04
                                                                    ------       ------
 Less Dividends from:
   Net investment income......................................       (0.58)       (0.40)
                                                                    ------       ------
   Total Distributions........................................       (0.58)       (0.40)
                                                                    ------       ------
Net change in net asset value per share.......................       (0.54)       (0.36)
                                                                    ------       ------
NET ASSET VALUE,
   End of Period..............................................      $ 7.10       $ 7.64
                                                                    ======       ======
Total Return (a)..............................................        0.81%        0.56%(b)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)................      $4,244       $4,573
Ratios to average net assets:
   Expenses before waivers+...................................        3.23%        3.93%(d)
   Expenses net of waivers....................................        0.95%        0.95%(d)
   Net investment income (net of waivers).....................        7.79%        7.84%(d)
Portfolio Turnover Rate.......................................          64%          31%(b)

-------------------------------------------------
+     During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(a)   Total  return is based on the change in net asset  value  during the period and  assumes  reinvestment  of all  dividends  and distributions.
(b)   Not Annualized.
(c)   Whitehall High Yield Fund commenced investment operations on April 2, 2001.
(d)   Annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             INCOME FUND
                                                -----------------------------------------------------------------------
                                                                      YEARS ENDED NOVEMBER 30,
                                                -----------------------------------------------------------------------
                                                 2002            2001            2000            1999            1998
                                                -------         -------         -------         -------         -------
NET ASSET VALUE,
Beginning of Year..................             $  9.97         $  9.63         $  9.79         $ 10.61         $ 10.36
                                                -------         -------         -------         -------         -------
 Income from Investment Operations:
   Net investment income...........                0.38            0.52            0.57            0.55            0.59
   Net realized and unrealized
     gain (loss) on investment
     transactions..................                0.11            0.35           (0.15)          (0.72)           0.33
                                                -------         -------         -------         -------         -------
   Total income (loss) from
     investment operations.........                0.49            0.87            0.42           (0.17)           0.92
                                                -------         -------         -------         -------         -------
 Less Dividends from:
   Net investment income...........               (0.38)          (0.52)          (0.58)          (0.57)          (0.59)
   In excess of net
     investment income.............                  --           (0.01)          (0.01)          (0.01)             --
   Realized gains..................                  --              --              --           (0.07)          (0.08)
                                                -------         -------         -------         -------         -------
   Total Distributions.............               (0.38)          (0.53)          (0.59)          (0.65)          (0.67)
                                                -------         -------         -------         -------         -------
Capital contributions..............                  --              --            0.01              --              --
                                                -------         -------         -------         -------         -------
Net change in net asset
   value per share.................                0.11            0.34           (0.16)          (0.82)           0.25
                                                -------         -------         -------         -------         -------
NET ASSET VALUE,
   End of Year.....................             $ 10.08         $  9.97         $  9.63         $  9.79         $ 10.61
                                                =======         =======         =======         =======         =======
Total Return (a)...................                5.03%           9.21%           4.49%(b)       (1.79)%          9.27%
 Ratios/Supplemental Data:
Net Assets at the end of
   year (in thousands).............             $23,000         $26,683         $31,135         $35,760         $38,803
 Ratios to average net assets:
   Expenses before waivers+........                1.51%           1.40%           1.23%           1.13%           0.90%
   Expenses net of waivers.........                1.28%           1.28%           1.21%           1.02%           0.80%
   Net investment
     income (net of waivers).......                3.84%           5.28%           5.96%           5.37%           5.63%
Portfolio Turnover Rate............                 93%            370%            223%             70%             93%

-----------------------------------------------------
+     During the year, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(a)   Total  return is based on the  change in net asset  value  during  the year and  assumes  reinvestment  of all  dividends  and distributions.
(b)   Total return for the period would have been lower by 0.01% if a capital contribution of $25,228 had not been made.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2002
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION. Whitehall Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company and currently consists of four separate investment portfolios: Growth Fund, Growth and Income Fund, High Yield Fund and Income Fund (individually, a "Fund," and collectively, the "Funds"), each offering one class of shares.

The investment objective of the Growth Fund is to provide long-term capital appreciation through investment primarily in a diversified portfolio of common stocks and securities convertible into the common stock of publicly traded, U.S. companies. The Fund may also invest in the common stock, convertible securities, preferred stocks and warrants of any U.S. companies, the equity securities of foreign companies (if traded "over-the-counter") and American Depositary Receipts.

The investment objective of the Growth and Income Fund is to provide long-term capital appreciation and current income by investing in varying proportions of equities and debt securities depending on the projected strength of the equity and debt markets at the time of purchase.

The investment objective of the High Yield Fund is to provide a high level of current income, with capital appreciation as a secondary objective. The Fund invests at least 80% of its total assets in U.S. corporate fixed income securities that are rated below investment grade (i.e., high yield/high risk debt securities), offering potential returns that are sufficiently high to justify the greater investment risks.

The investment objective of the Income Fund is to provide current income plus capital appreciation by investing at least 65% of its total assets in fixed income securities such as U.S. Government securities, corporate bonds, asset-backed securities (including mortgage-backed securities), savings and loan and U.S. and foreign bank obligations, commercial paper, and related repurchase agreements.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Funds in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         (A) PORTFOLIO VALUATIONS: Each Fund's shares are priced at net asset value. The net asset value of the Funds is calculated as of 4:00 p.m. (Eastern time). Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the bid and ask prices of such currencies against U.S. dollars as last quoted by any major bank.

WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

         (B) SECURITIES TRANSACTIONS AND RELATED INCOME: The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on an identified cost basis.

         (C) EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Trust expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis.

         (D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: High Yield Fund's and Income Fund's net investment income is declared daily and paid monthly. Growth Fund's net investment income is declared and paid annually. Growth and Income Fund's net investment income is declared and paid quarterly. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized gains can be offset by capital loss carryover, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividend and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. Permanent book/tax differences are primarily attributable to redesignation of distributions and paydowns.

         The tax character of distributions paid during fiscal 2002 and 2001 were as follows:

                              DISTRIBUTIONS PAID IN 2002         DISTRIBUTIONS PAID IN 2001
                              --------------------------         --------------------------
                              ORDINARY         LONG-TERM         ORDINARY         LONG-TERM
         FUND                  INCOME*       CAPITAL GAINS        INCOME*       CAPITAL GAINS
         ----                 --------       -------------       --------       -------------
Growth Fund................  $       --        $     --         $       --       $3,836,839
Growth and Income Fund.....   1,303,312         792,448          1,599,105               --
High Yield Fund............     395,588              --            218,979               --
Income Fund................     934,907              --          1,595,921               --

         As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                           UNDISTRIBUTED        UNREALIZED
                            CAPITAL LOSS     ORDINARY          APPRECIATION/
         FUND               CARRYFORWARD      INCOME*         (DEPRECIATION)
         ----               ------------      -------         --------------
Growth Fund..............   $  2,555,790   $         --       $  8,171,660
Growth and Income Fund...        607,920        120,539          7,400,086
High Yield Fund..........        562,069          3,928           (112,859)
Income Fund..............      1,189,116         25,202            744,535
* For tax purposes short-term capital gain distributions are considered ordinary income distributions.

WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

         (E) FEDERAL INCOME TAXES: It is the Funds' policy to continue to comply with the applicable requirements of Subchapter M of the Internal Revenue Code and to distribute in a timely manner all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

         (F) WHEN-ISSUED TRANSACTIONS: The Funds may purchase securities on a when-issued and delayed delivery basis. These transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future. Purchasing securities on a when-issued basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES. Whitehall Asset Management, Inc. (the "Advisor") provides investment advisory services to each of the Funds. On March 31, 2002, the Advisor's parent, IBJ Whitehall Bank & Trust Company ("IBJW") was merged with and into The Industrial Bank of Japan
Trust Company ("IBJTC"). Effective April 1, 2002, IBJTC owns 100% of the Advisor's stock. IBJTC is a wholly-owned subsidiary of Mizuho Corporate Bank, Ltd. which, in turn, is a wholly-owned subsidiary of Mizuho Holdings, Inc.

Pursuant to the terms of the Investment Advisory Agreements, the Advisor is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of 0.85% for Growth Fund and Growth and Income Fund; 0.75% for High Yield Fund; and 0.65% for Income Fund. From the period February 1, 2002 through November 30, 2002, the Advisor has contractually agreed to waive its advisory fee and/or reimburse expenses to the extent necessary to maintain net expenses for each Fund as follows: Growth Fund, 1.33%; Growth and Income Fund, 1.39%; High Yield Fund, 0.95%; and Income Fund, 1.28%. This resulted in the Advisor waiving $295,878, $106,504, $36,669 and $55,056 in advisory fees for Growth Fund, Growth and Income Fund, High Yield Fund and Income Fund, respectively, and reimbursing expenses of $73,334 for High Yield Fund for the year ended November 30, 2002. The Advisor received advisory fees, net of waivers, of $999,957, $ 403,751 and $103,432 for Growth Fund, Growth and Income Fund and Income Fund, respectively, for the year ended November 30, 2002.

In September 2000, the Advisor entered into a Sub-Advisory Contract with Fountain Capital Management, LLC ("Fountain") to provide advisory services, including portfolio management to High Yield Fund, subject to the overall supervision of the Advisor. Fountain is a private investment advisory firm that specializes in the management of high yielding corporate securities. In consideration of its services to High Yield Fund, the Advisor pays Fountain a monthly fee at the annual rate of 0.375% of the average net assets of High Yield Fund.

In September 1998, the Advisor entered into a Co-Administration Services Contract with the Trust. Under this contract, the Advisor performs supplemental administrative services, including (1) supervising the activities of PFPC Inc. ("PFPC"), a member of PNC Financial Services Group, and the Funds' other service providers, (2) serving as liaison with the Trustees and (3) providing general product management and oversight to the extent not provided by PFPC. In consideration of the Advisor's services under this contract, the Trust pays the Advisor a monthly fee with respect to each Fund at an annual rate of 0.03% of the average daily net assets of the Fund during the preceding month. For the year ended November 30, 2002, the Advisor received co-administration fees of $45,733, $18,009, $1,356 and $7,315 for Growth Fund, Growth and Income Fund, High Yield Fund and Income Fund, respectively, and has waived fees of $1,356 for High Yield Fund. At a meeting held on October 23, 2002, the Board of Trustees of the Trust unanimously approved the termination of the Co-Administration Services Contract effective November 30, 2002.

The Trust and PFPC have entered into an administration agreement under which PFPC ("Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.15% of average daily net assets of each Fund up to $500 million; 0.10% of average daily net assets of each Fund in excess of $500 million up to $1 billion; and 0.075% of average daily net assets of each Fund in excess of $1 billion. The services are subject to the supervision of the Trust's

WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

Board of Trustees and officers and include the day-to-day administration of matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust's arrangements with its custodian and assistance in the preparation of the Trust's registration statements under federal and state laws.

In addition, the Administrator also provides certain fund accounting and related services. The Administrator also serves as transfer agent for the Funds pursuant to a Transfer Agency and Services Agreement with the Trust effective March 1, 1998.

PFPC Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of PFPC, serves as the distributor of the Funds. The Trust has adopted a Rule 12b-1 Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for Growth Fund, Growth and Income Fund, High Yield Fund and Income Fund. The Distributor may be paid a fee of up to 0.25% of the average daily net assets of each of these Funds. For the year ended November 30, 2002, the Distributor received 12b-1 fees of $267,223, $67,903, $12,222 and $11,705 for
Growth Fund, Growth and Income Fund, High Yield Fund and Income Fund, respectively. The Distributor serves as the exclusive distributor of the shares of each Fund pursuant to the Plan.

NOTE 4 -- TRUSTEE COMPENSATION. The Trust pays each unaffiliated Trustee an annual retainer of $10,000 ($12,000 for the Chairman), a fee of $1,000 for each Board of Trustees meeting attended and $1,000 for each Board of Trustees committee meeting attended. Also, the Audit Committee Chairman and the Nominating Committee Chairman each receive an additional $500. The Trust also reimburses expenses incurred by each unaffiliated Trustee in attending such meetings. Trustees who are affiliated receive no compensation from the Trust.

NOTE 5 -- SECURITIES TRANSACTIONS. For the year ended November 30, 2002, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments), amounted to the following:

                                 PURCHASES                      SALES
                        ---------------------------  ---------------------------
                        U.S. GOVERNMENT    OTHER     U.S. GOVERNMENT     OTHER
                        --------------- -----------  --------------- -----------
Growth Fund ...........  $          --  $46,438,887   $          --  $11,600,833
Growth and Income Fund       6,234,584   12,859,259      11,600,037   16,697,926
High Yield Fund .......             --    3,229,905              --    2,805,134
Income Fund ...........     14,173,332    8,138,206      15,105,070   12,692,005

The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost for all securities as computed on a federal income tax basis, at November 30, 2002 for each Fund is as follows:

                                                          NET
                            GROSS         GROSS      APPRECIATION
                        APPRECIATION (DEPRECIATION) (DEPRECIATION)      COST
                        ------------ -------------- -------------- ------------
Growth Fund ..........  $ 27,150,669  $(18,979,009)   $8,171,660   $141,098,545
Growth and Income Fund     9,805,793    (2,405,707)    7,400,086     43,578,844
High Yield Fund ......        90,236      (203,095)     (112,859)     4,247,887
Income Fund...........       763,026       (18,491)      744,535     22,085,852

NOTE 6 - CAPITAL SHARES TRANSACTIONS. The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 each. Transactions in shares of the Funds are shown in the Statement of Changes in Net Assets.

WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL LOSS CARRYOVERS. At November 30, 2002, Growth Fund, Growth and Income Fund, High Yield Fund and Income Fund had the following Capital loss carryovers:

FUND                           CAPITAL LOSS CARRYOVER        EXPIRATION DATE
----                           ----------------------        ---------------
Growth Fund                        $   838,930                    2009
                                     1,716,860                    2010
Growth and Income Fund                 607,920                    2010
High Yield Fund                        103,824                    2009
                                       458,245                    2010
Income Fund                            949,461                    2008
                                       239,655                    2010

NOTE 8 -- FEDERAL INCOME TAX INFORMATION (UNAUDITED). During the year ended November 30, 2002, the Growth and Income Fund declared a long-term capital gains distribution of $792,448.

For corporate shareholders, 22.19% of total ordinary income distributions paid during the fiscal year ended November 30, 2002 for the Growth and Income Fund qualifies for the corporate dividends received deduction.

NOTE 9 -- POST OCTOBER LOSSES. Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2002, the following Funds intend to elect to defer net realized capital losses incurred from November 1, 2002 through November 30, 2002:

FUND                                    POST OCTOBER LOSSES
----                                    -------------------
Growth and Income Fund                    $       874
High Yield Fund                                 3,947
Income Fund                                     1,003

NOTE 10 -- SUBSEQUENT EVENT (UNAUDITED): Whitehall Asset Management, Inc. (the "Advisor") (or an affiliate) has acted as the investment advisor with respect to the assets of the Trust since November 18, 1994. On October 28, 2002, the parent company of the Advisor, The Industrial Bank of Japan Trust Company entered into an agreement to sell the Advisor to Atlantic Trust Group, Inc., a wholly-owned subsidiary of AMVESCAP PLC (the "Acquisition"). Upon completion of the Acquisition, the current investment advisory agreement will automatically terminate. Shareholders of the Funds are being asked to approve a new investment advisory agreement between the Trust and the Advisor at a Special Meeting of Shareholders to be held on January 29, 2003. The new investment advisory agreement will be effective immediately after the closing of the Acquisition which is expected to occur on or about January 31, 2003. There are no material differences between the provisions of the current investment advisory agreement and the new investment advisory agreement. The new investment advisory agreement will not result in a change in advisory fees paid by the Funds. In addition, under the new investment advisory agreement, arrangements for investment advisory services and expenses will not change.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of Whitehall Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Whitehall Funds Trust (comprising, respectively, of Growth Fund, Growth and Income Fund, High Yield Fund and Income Fund, collectively, the "Trust"), as of November 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Whitehall Funds Trust at November 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.


                                                /S/ ERNST & YOUNG LLP


New York, New York
January 8, 2003

WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION
NOVEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

TRUSTEES AND EXECUTIVE OFFICERS
Information pertaining to the Trustees and executive officers* of Whitehall Funds Trust is set forth below. The statement of additional information (SAI) includes additional information about the Funds' Trustees and is available without charge, upon request, by calling (800) 994-2533.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN          OTHER
                                                                                       FUND          DIRECTORSHIPS/
                               TERM OF OFFICE                                         COMPLEX         TRUSTEESHIPS
NAME, AGE, ADDRESS AND          AND LENGTH OF          PRINCIPAL OCCUPATION(S)       OVERSEEN           HELD BY
POSITION(S) WITH FUND           TIME SERVED1             DURING PAST 5 YEARS        BY TRUSTEE          TRUSTEE3
------------------------------------------------------------------------------------------------------------------------
                                                 DISINTERESTED TRUSTEES
George H. Stewart (70)          Since 1994            Retired; Formerly, Vice        Four         None
320 Park Avenue, 10th Floor                           President and Treasurer,
New York, NY  10022                                   CIBA-GEIGY Corporation,
Trustee, Chairman of the                              the U.S. subsidiary of CIBA-
Board of Trustees                                     GEIGY Ltd., the Swiss
                                                      manufacturer of chemicals
                                                      and pharmaceuticals, from
                                                      January 1966 to December
                                                      1994.
------------------------------------------------------------------------------------------------------------------------

Robert H. Dunker (72)           Since 1995            Retired; Formerly, Executive   Four         Director, E.J.
320 Park Avenue, 10th Floor                           Vice President of Fidelity                  E.J. Brooks Co., a
New York, NY  10022                                   Union Bank, NA from June                    designer and
Trustee                                               1980 to March 1990.                         manufacturer of
                                                                                                  seals and
                                                                                                  security devices
                                                                                                  since March
                                                                                                  1972.
------------------------------------------------------------------------------------------------------------------------

Pierre de St. Phalle (54)       Since 2000            Managing Director and          Four         Director of
320 Park Avenue, 10th Floor                           Chief Legal Officer,                        ipValue
New York, NY  10022                                   iFormation Group, a joint                   Management Inc.,
Trustee                                               venture formed by The                       an intellectual
                                                      Boston Consulting Group,                    property value
                                                      Goldman Sachs and General                   extraction company
                                                      Atlantic Partners to build and              wholly-owned
                                                      accelerate new technology                   by iFormation
                                                      enabled businesses in                       Group; iFormation
                                                      partnership with established                Group Management,
                                                      market leaders, since                       Inc. and iFormation
                                                      November 2000; Formerly,                    Management Inc.
                                                      Partner, Davis Polk &                       (Europe) Limited,
                                                      Wardwell from January 1983                  wholly-owned
                                                      to October 2000.                            operating subsidiaries
                                                                                                  of iFormation Group.
------------------------------------------------------------------------------------------------------------------------

WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION
NOVEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

TRUSTEES AND EXECUTIVE OFFICERS (CONTINUED)

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN          OTHER
                                                                                       FUND          DIRECTORSHIPS/
                               TERM OF OFFICE                                         COMPLEX         TRUSTEESHIPS
NAME, AGE, ADDRESS AND          AND LENGTH OF          PRINCIPAL OCCUPATION(S)       OVERSEEN           HELD BY
POSITION(S) WITH FUND           TIME SERVED1             DURING PAST 5 YEARS        BY TRUSTEE          TRUSTEE3
------------------------------------------------------------------------------------------------------------------------
Jeffery H. Boyd (46)            Since 2001            Chief Executive Officer,       Four         A Trustee of
320 Park Avenue, 10th Floor                           President and Director of                   Hutchison -
New York, NY  10022                                   Priceline.com Incorporated, a               priceline, LTD,
Trustee                                               company which enables                       an Asian
                                                      consumers to use the Internet               internet travel
                                                      to save money on a variety                  provider;
                                                      of products and services,                   National
                                                      since July 2002; Formerly,                  Mortgage
                                                      President since May 2001,                   Center LLC, an
                                                      Chief Operating Officer                     internet
                                                      from October 2000 to July                   mortgage
                                                      2002 and Executive Vice                     service and
                                                      President and General                       priceline europe
                                                      Counsel from January 2000                   p/c, an internet
                                                      to October 2000 and                         travel provider.
                                                      Executive Vice President
                                                      and General Counsel of
                                                      Oxford Health Plans, Inc.
                                                      from May 1995 to December
                                                      1999.
------------------------------------------------------------------------------------------------------------------------

Susan V. Machtiger (46)         Since 2001            Independent Marketing          Four         None
320 Park Avenue, 10th Floor                           Consultant from October
New York, NY  10022                                   1999 to present; Formerly,
Trustee                                               Senior Partner and
                                                      Worldwide Strategic
                                                      Planning Director of J.
                                                      Walter Thompson, a full
                                                      service, global
                                                      advertising and
                                                      communications agency,
                                                      from July 1995 to
                                                      September 1999.
------------------------------------------------------------------------------------------------------------------------

Tracy L. Nixon (39)             Since 2001            President and Chief            Four         None
320 Park Avenue, 10th Floor                           Executive Officer of King
New York, NY  10022                                   Cross Corporation, an airport
Trustee                                               concessions business, from
                                                      May 2000 to present and
                                                      Former Vice President of
                                                      Goldman Sachs & Co., from
                                                      July 1989 to May 2000.
------------------------------------------------------------------------------------------------------------------------

WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION
NOVEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

TRUSTEES AND EXECUTIVE OFFICERS (CONTINUED)

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN          OTHER
                                                                                       FUND          DIRECTORSHIPS/
                               TERM OF OFFICE                                         COMPLEX         TRUSTEESHIPS
NAME, AGE, ADDRESS AND          AND LENGTH OF          PRINCIPAL OCCUPATION(S)       OVERSEEN           HELD BY
POSITION(S) WITH FUND           TIME SERVED1             DURING PAST 5 YEARS        BY TRUSTEE          TRUSTEE3
------------------------------------------------------------------------------------------------------------------------
                                                 DISINTERESTED TRUSTEES2
Joseph E. Breslin** (48)        Trustee since         Senior Managing Director of    Four         Director, Andrx
320 Park Avenue, 10th Floor     2001 and              Whitehall Asset                             Corp., a specialty
New York, NY  10022             President of the      Management since January                    Pharmaceutical
Trustee, President of the Trust Trust since 2000      2000; Formerly, President of                Company, and
                                                      J.E. Breslin & Co., Inc.,                   Kinetics Mutual
                                                      a consulting business                       Funds, Inc. (10)
                                                      advising money management
                                                      firms on marketing strategies,
                                                      from September 1994 to August
                                                      1999.
------------------------------------------------------------------------------------------------------------------------
                                        EXECUTIVE OFFICER(S) WHO ARE NOT TRUSTEES

Glenn M. Wolfset (39)           Since 2002            Vice President and Director    NA           NA
4400 Computer Drive                                   of Fund Accounting for
Westborough, MA  01581                                PFPC Inc., since December
Treasurer                                             2001; Formerly, Vice
                                                      President and Senior
                                                      Manager of PFPC Inc. from
                                                      April 2001 to December
                                                      2001; Independent
                                                      Consultant from December
                                                      2000 to April 2001;
                                                      Department Head of Fund
                                                      Accounting from September
                                                      2000 to December 2000 and
                                                      Department Head of
                                                      Corporate Analysis,
                                                      Planning and Reporting
                                                      from March 2000 to
                                                      September 2000 of Liberty
                                                      Funds Group; Fund
                                                      Accounting Department
                                                      Manager from November 1986
                                                      to March 2000 of Scudder
                                                      Kemper Investments.
------------------------------------------------------------------------------------------------------------------------

WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION
NOVEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

TRUSTEES AND EXECUTIVE OFFICERS (CONTINUED)

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN          OTHER
                                                                                       FUND          DIRECTORSHIPS/
                               TERM OF OFFICE                                         COMPLEX         TRUSTEESHIPS
NAME, AGE, ADDRESS AND          AND LENGTH OF          PRINCIPAL OCCUPATION(S)       OVERSEEN           HELD BY
POSITION(S) WITH FUND           TIME SERVED1             DURING PAST 5 YEARS        BY TRUSTEE          TRUSTEE3
------------------------------------------------------------------------------------------------------------------------
Judith L. Levy (47)             Since 2001            Senior Legal Counsel,          NA           NA
320 Park Avenue, 10th Floor                           Whitehall Asset
New York, NY  10022                                   Management since
Secretary                                             April 2000; Formerly, Vice
                                                      President and Legal Counsel
                                                      of Credit Suisse First Boston
                                                      from January 1997 to March
                                                      2000 and Member of Senior
                                                      Management, Credit Suisse
                                                      from March 1995 to
                                                      December 1996.
------------------------------------------------------------------------------------------------------------------------

---------------------------------
*    The term "officer" means the president, vice president,  secretary,  treasurer,  controller or any other officer who performs a policy making function.
**   Mr. Breslin is an "interested" Trustee, as defined in the 1940 Act, by reason of his affiliation with Whitehall.
1    Each  Trustee  holds office  during the  lifetime of the Trust or until he/she  resigns or is removed from office in the manner provided by law or until his/her successor is duly chosen and qualified. The Trustees adopted a retirement policy providing for mandatory  retirement as a Trustee of the Trust and from any and all committees on which he/she serves upon reaching the age of seventy-two. The President, Treasurer and Secretary each hold office until their successors are chosen and qualified.
2    Mr. Breslin is considered an "interested person" of the Trust due to his affiliation with the Advisor.
3    Includes all directorships of publicly held companies and all trusteeships.  If the individual serves as a trustee/director for an investment company, the number of portfolios is indicated if there are more than two.

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


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

--------------------------------------------------------------------------------
    WHITEHALL FUNDS TRUST

    An investment in shares of the Trust is neither insured nor guaranteed by the FDIC or the U.S. Government. Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, The Industrial Bank of Japan Trust Company, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency, and may involve investment risk, including the possible loss of principal.
    The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The views contained herein are subject to change at any time based on market and other conditions.
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

WHITEHALL FUNDS TRUST

BOARD OF TRUSTEES

George H. Stewart, Chairman*

Robert H. Dunker, Trustee*

Pierre de St. Phalle, Trustee*

Jeffery H. Boyd, Turstee*

Joseph E. Breslin, Trustee

Susan V. Machtiger, Trustee*

Tracy L. Nixon, Trustee*

------------------------

OFFICERS

Joseph E. Breslin, President

Robert Hering, Vice President

Robert B. Saccone, Vice President

Glenn M. Wolfset, Treasurer

Frank J. DiPietro, Assistant Treasurer

Michael C. Kardok, Assistant Treasurer

Judith L. Levy, Secretary

David C. Lebisky, Assistant Secretary

*  Non Affiliated Trustee

INVESTMENT ADVISOR
Whitehall Asset Management, Inc.
320 Park Avenue 10th Floor
New York, NY 10022

ADMINISTRATOR
PFPC Inc.
4400 Computer Drive
Westborough, MA 01581

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

COUNSEL
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019

INDEPENDENT AUDITORS
Ernst & Young LLP
5 Times Square
New York, NY 10036

This report is for the information of the shareholders of Whitehall Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in case of a concurrent of prior delivery of the Trust's current prospectus.

[GRAPHIC OMITTED - W 1923]

WHITEHALL ASSET MANAGEMENT, INC.
320 Park Avenue, 10th Floor
New York NY 10022
www.thewhitehallfunds.com